Restricted Net Assets	12 Months Ended
Dec. 31, 2025
RESTRICTED NET ASSETS [Abstract]
Restricted Net Assets
24.	RESTRICTED NET ASSETS
Relevant laws and regulations of the Chinese mainland permit payment of div iden
ds by Chinese mainland-based operating entities only out of
their
retained earnings, if any, as determined in accordance with Chinese mainland accounting standards and regulations. In addition, a Chinese mainland-based operating entity is required to annually appropriate 10% of net after-tax
income to the statutory surplus reserve fund (see Note 23) prior to payment of any dividends, unless such reserve funds have reached 50% of the entity’s registered capital. As a result of these and other restrictions under the laws and regulations of the Chinese mainland, Chinese mainland-based operating entities are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances. The Company may in the future require additional cash resources from Chinese mainland-based operating entities due to changes in business conditions, to fund future acquisitions and development, or to declare and pay dividends to or distribution to its shareholders. As of December 31, 2025, the Group had restricted net assets in the amount of $245.9 million.